COLUMBIA FUNDS SERIES TRUST I

                          Columbia Small Cap Core Fund
                                  (the "Fund")

             Supplement dated April 6, 2009 to the Prospectuses and the Statement of Additional Information dated February 1, 2009



1. Effective April 30, 2009, Allyn Seymour, Jr. will no longer serve as Co-manager of the Fund. Accordingly, effective April 30, 2009, all references to Mr. Seymour as Co-manager of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.

2. Effective June 30, 2009, Peter Larson will no longer serve as Lead manager of the Fund. Accordingly, effective June 30, 2009, all references to Mr. Larson as Lead manager of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.


         Richard G. D'Auteuil will continue to serve as Co-manager of the Fund through June 30, 2009, at which time he will become sole Manager of the Fund.











          Shareholders should retain this Supplement for future reference.










INT-47/10913-0409